Exhibit 10.1

AMENDMENT NO. 2 TO CREDIT AGREEMENT
AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of April 29, 2020 (this “Agreement”), by and among Coty Inc., a Delaware corporation (the “Parent Borrower”), Coty B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands (the “Dutch Borrower”), the Lenders party hereto (which such Lenders constitute the Required TLA Lenders and the Required Revolving Lenders) and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
RECITALS:
WHEREAS, reference is hereby made to the Amended and Restated Credit Agreement, dated as of April 5, 2018 (as amended by Amendment No. 1 to Credit Agreement, dated as of June 27, 2019, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and, as amended by this Agreement, the “Credit Agreement”), by and among the Parent Borrower, the lenders from time to time party thereto and the Administrative Agent and Collateral Agent (capitalized terms used but not otherwise defined herein having the meanings provided in the Credit Agreement);
WHEREAS, the Parent Borrower has requested that the Required TLA Lenders and the Required Revolving Lenders amend the Credit Agreement pursuant to Section 10.02(b) of the Credit Agreement as set forth herein; and
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.Amendments to Credit Agreement. Each of the parties hereto agrees that, effective on the Second Amendment Effective Date:
(a)Clause (B) of the definition of “Excluded Equity Interest” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
(B) Equity Interests of any Person other than any Borrower or any wholly owned Material Subsidiary that is a Restricted Subsidiary directly owned by a Borrower or any Subsidiary Loan Party (other than any Equity Interests in King Kylie, LLC, a Delaware limited liability company, owned by any Loan Party)
(b)Section 7.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
Section 7.01 Leverage Ratio
Solely with respect to the Revolving Facility and Term A Facility, until the Date of Full Satisfaction (solely with respect to the Revolving Facility and the Term A Facility), the Parent Borrower covenants and agrees with Lenders that as of the last day of each fiscal quarter commencing with the first full fiscal quarter following the Restatement Effective Date, the Parent Borrower shall not permit the Total Net Leverage Ratio for any Test Period set forth below to exceed the applicable level set forth below opposite such Test Period under the heading “Total Net Leverage Ratio”:

Test Periods Ending	Total Net Leverage Ratio
June 30, 2018	5.50 to 1.00
September 30, 2018	5.50 to 1.00
December 31, 2018	5.50 to 1.00
March 31, 2019	5.25 to 1.00
June 30, 2019	5.25 to 1.00
September 30, 2019	5.25 to 1.00
December 31, 2019	5.25 to 1.00
March 31, 2020	5.25 to 1.00
June 30, 2020	N/A (not tested)
September 30, 2020	N/A (not tested)
December 31, 2020	N/A (not tested)
March 31, 2021	N/A (not tested)
June 30, 2021	5.25 to 1.00
September 30, 2021	5.25 to 1.00
December 31, 2021	5.25 to 1.00
March 31, 2022	5.00 to 1.00
June 30, 2022	4.75 to 1.00
September 30, 2022	4.50 to 1.00
December 31, 2022	4.25 to 1.00
March 31, 2023	4.00 to 1.00
June 30, 2023	4.00 to 1.00
Notwithstanding the foregoing or anything to the contrary in any Loan Document:
(a)for the four fiscal quarters ended immediately following the closing of a Material Acquisition (including the fiscal quarter in which such Material Acquisition occurs), the applicable Total Net Leverage Ratio level for purposes of this Section 7.01 shall be the lesser of (x) 1.00:1.00 higher than the otherwise applicable level and (y) 5.95:1.00; provided, however, that, immediately after any such four fiscal quarter period, there shall be at least two consecutive fiscal quarters during which the Total Net Leverage Ratio shall be equal to or less than the applicable level set forth above opposite the applicable Test Period (irrespective of whether any other Material Acquisition has been consummated during such period);
(b)for the avoidance of doubt, compliance with the Financial Covenant shall not be required in the case of any fiscal quarter ending on June 30, 2020, September 30, 2020, December 31, 2020 or March 31, 2021; and

(c)it shall constitute a Financial Covenant Event of Default in the event that any Specified Event occurs at any time during the Waiver Period.
For purposes of this Section 7.01, the following terms shall have the meanings specified below:
“Available Cash Threshold” means (x) $350,000,000 or (y) following the receipt by the Parent Borrower or any Restricted Subsidiary of Net Proceeds in respect of any event described in clause (a) or (b) of the definition of the term “Prepayment Event” in an amount equal to or in excess of $250,000,000 in the aggregate for all such events during the Waiver Period, $500,000,000.
“Second Amendment” means that certain Amendment No. 2 to Credit Agreement, dated as of April 29, 2020, by and among the Parent Borrower, the Dutch Borrower, the Lenders party thereto (which such Lenders constituted the Required TLA Lenders and the Required Revolving Lenders at such time) and the Administrative Agent.
“Second Amendment Effective Date” means April 29, 2020.
“Specified Event” means, at any time during the Waiver Period, the occurrence of any of the following events, circumstances or conditions, in any such case, except with respect to such events, circumstances and conditions (if any) that the Required TLA Lenders and the Required Revolving Lenders expressly agree (in their sole discretion and in writing from time to time after the Second Amendment Effective Date) shall not constitute a “Specified Event” for purposes of this Section 7.01:
(a)the Parent Borrower shall allow the sum of (x) unrestricted cash and Cash Equivalents of the Parent Borrower and its Restricted Subsidiaries as determined in accordance with GAAP and (y)(i) the total Revolving Commitments minus (ii) the total Revolving Exposure, to be less than the Available Cash Threshold at any time (the “Minimum Liquidity Covenant”);
(b)the Parent Borrower or any Restricted Subsidiary shall have received any Net Proceeds in respect of any event described in clause (a) or (b) of the definition of the term “Prepayment Event” in excess of $500,000,000 in the aggregate for all such events that are not applied to prepay Term Borrowings pursuant to Section 2.11(c) of this Agreement (without giving effect to the proviso thereto);
(c)any Borrower shall, or shall permit any Restricted Subsidiary to, create, incur or assume any Indebtedness that is secured by a Lien on the Collateral pursuant to clause (y) or (dd) of Section 6.01;
(d)the Parent Borrower shall incur any Incremental Facility pursuant to Section 2.20 of this Agreement;

(e)any Borrower shall, or shall permit any Restricted Subsidiary to, create, incur or assume any Lien on the Collateral pursuant to clause (p) (other than any security interests created, incurred or assumed to secure (i) Indebtedness permitted by clause (e) of Section 6.01 or (ii) Capital Lease Obligations, mortgage financings or purchase money indebtedness (including any industrial revenue bonds, industrial development bonds and similar financings) permitted by clause (t) of Section 6.01), (w) or (cc) of Section 6.02;
(f)any Borrower shall, or shall permit any Restricted Subsidiary to, make any Investment pursuant to clause (k), (p), (u), (v), (y) or (bb) of Section 6.04 that involves the acquisition of any Equity Interests in or other securities (including any option, warrant or other right to acquire any of the foregoing) of any other Person, or the purchase or other acquisition (in one transaction or a series of transactions) of any assets of any other Person constituting a business unit or all or substantially all of the assets of a division or branch of any Person;
(g)any Borrower shall, or shall permit any Restricted Subsidiary to, make any Restricted Payment pursuant to clause (a)(ix), (a)(x), (a)(xi), (a)(xii) or (a)(xiv) of Section 6.07 (x) in cash to any JAB Affiliate or any other direct or indirect holder of any Equity Interests in the Parent Borrower or (y) that would result in the repurchase, retirement or other acquisition or retirement for value by the Parent Borrower or any Restricted Subsidiary of Equity Interests of the Parent Borrower or any Parent Company;
(h)the Parent Borrower shall fail to deliver, within five (5) Business Days of the end of each calendar month, a certificate of a Financial Officer of the Parent Borrower (i) certifying as to whether a Default, which has not previously been disclosed or which has not been cured, has occurred and, if such a Default is continuing, specifying the details thereof and any action taken or proposed to be taken with respect thereto and (ii) setting forth reasonably detailed calculations demonstrating compliance with the Minimum Liquidity Covenant; and/or
(i)notwithstanding anything in Section 5.02 to the contrary, the Parent Borrower shall, after a Responsible Officer of the Parent Borrower has obtained knowledge thereof, fail to furnish to the Administrative Agent prompt written notice (which in no event shall be later than one (1) Business Day following the date on which such knowledge is obtained) of a failure to satisfy the Minimum Liquidity Covenant.
“Waiver Period” means the period commencing with the Second Amendment Effective Date and ending on, but not including, April 1, 2021.
SECTION 2.Second Amendment Effective Date Conditions. This Agreement will become effective as of the date first written above (the “Second Amendment Effective Date”); provided that each of the following conditions shall have been satisfied (or waived) in accordance with the terms therein on or prior to such date:
(i)Executed Agreement. The Administrative Agent shall have received a counterpart of this Agreement signed on behalf of (i) the Parent Borrower and the Dutch Borrower, (ii) the Administrative Agent, (iii) the Required TLA Lenders and (iv) the Required Revolving Lenders.
(ii)Closing Certificate. The Administrative Agent shall have received a certificate from a Responsible Officer of the Parent Borrower certifying (i) the representations and warranties set forth herein and in the Loan Documents are true and correct in all material respects with the same force and effect as if such representations and warranties had been made on and as of the Second Amendment Effective Date except to the extent that such representations and warranties relate specifically to another date; provided that any representation and warranty that is qualified as to materiality shall be true and correct in all respects (after giving effect to such qualification therein) and (ii) at the time of and immediately after giving effect to this Agreement, no Default or Event of Default shall exist or result therefrom.
(iii)No Default. At the time of and immediately after giving effect to this Agreement, no Default or Event of Default shall exist or result therefrom.
(iv)Fees and Expenses. The Administrative Agent shall have received (i) for the account of each Term A Lender and Revolving Lender who has delivered a counterpart to this Agreement, an amendment fee in an amount equal to 0.25% of the aggregate principal amount of the Revolving Commitments and outstanding Term A Loans of such Lender paid by or on behalf of the Parent Borrower and (ii) all other expenses due and payable on or prior to the Second Amendment Effective Date, to the extent invoiced at least three (3) Business Days prior to the Second Amendment Effective Date (or such shorter period reasonably agreed by the Parent Borrower).
SECTION 3.Representations and Warranties. By its execution of this Agreement, each Loan Party party hereto hereby represents and warrants that:
(i)Organization; Powers. The Parent Borrower and each of its Restricted Subsidiaries (a) is validly existing under the laws of the jurisdiction of its organization or formation, except, in the case of a Restricted Subsidiary, where the failure to be so could not reasonably be expected to result in a Material Adverse Effect, (b) has all requisite power and authority to carry on its business as now conducted, except, in the case of a Restricted Subsidiary, where the failure to have such could not reasonably be expected to result in a Material Adverse Effect and (c) except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing (where relevant) in, its jurisdiction of organization or formation and every other jurisdiction where such qualification is required.
(ii)Authorization; Enforceability. The Parent Borrower and each Loan Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of the Loan Documents to which it is a party and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of the Loan Documents to which it is a party. This Agreement has been duly executed and delivered by the Parent Borrower and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of the Parent Borrower or such other Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, capital impairment, recognition of judgments, recognition of choice of law, enforcement of judgments or other similar laws or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and other matters which are set out as qualifications or reservations as to matters of law of general application in any legal opinion delivered to the Administrative Agent in connection with the Loan Documents.
(iii)Governmental Approvals; No Conflicts. The execution, delivery and performance of the Loan Documents: (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, (ii) filings necessary to perfect Liens created under the Loan Documents and (iii) for consents, approvals, registrations, filing or other actions, the failure of which to obtain or make would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (b) will not violate (i) any applicable Law or regulation or (ii) in any material respect, the charter, by-laws or other organizational documents of the Parent Borrower or any of its Restricted Subsidiaries or any order of any Governmental Authority binding on such Person, (c) will not violate or result in a default under any material indenture, agreement or other instrument binding upon the Parent Borrower or any of its Restricted Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Parent Borrower or any of its Restricted Subsidiaries, and (d) will not result in the creation or imposition of any material Lien on any asset of the Parent Borrower or any of its Restricted Subsidiaries, except Liens created under and Liens permitted by the Loan Documents, and except to the extent such violation or default referred to in clause (b)(i) or (c) above could not reasonably be expected to result in a Material Adverse Effect.
SECTION 4.Reaffirmation of the Loan Parties. Each Loan Party party hereto hereby consents to the amendment of the Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Agreement, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, this Agreement or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Agreement. For greater certainty and without limiting the foregoing, each Loan Party party hereto hereby confirms that the existing guarantees and/or security interests granted by such Loan Party in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Loan Parties under the Credit Agreement and the other Loan Documents as and to the extent provided in the Loan Documents.
SECTION 5.Form of Compliance Certificate. The parties hereto agree that the certificate of a Financial Officer of the Parent Borrower required to be delivered pursuant to clause (h) of the definition of “Specified Event” shall be substantially in the form attached hereto as Exhibit A.
SECTION 6.Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except as permitted by Section 10.02 of the Credit Agreement. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.
SECTION 7.Entire Agreement. This Agreement, the Credit Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent, the

Collateral Agent or the Lenders, embody the final, entire agreement among the parties relating to the subject matter hereof and supersede any and all previous commitments, agreements, representations and understandings, whether oral or written, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no unwritten oral agreements among the parties hereto.
SECTION 8.GOVERNING LAW. This AGREEMENT shall be construed in accordance with and governed by the law of the State of New York.
SECTION 9.Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
SECTION 10.Counterparts; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Delivery of an executed counterpart of a signature page of this Agreement by email or other electronic means (including a “.pdf” or “.tif” file) shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement, any other Loan Document or any agreement entered into in connection therewith shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 11.WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THE LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.
SECTION 12.Loan Document; Effect of Amendment. On and after the Second Amendment Effective Date, this Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents (it being understood that for the avoidance of doubt this Agreement may be amended or waived solely by the parties hereto as set forth in Section 6 above). Upon and after the execution of this Agreement by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.
[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

COTY INC.
By:  /s/ Pierre-Andre Terisse
        Name: Pierre-Andre Terisse
        Title: Chief Financial Officer and Chief   Operating Officer

COTY B.V.
By:  /s/ Christian Bruechle
        Name: Christina Bruechle
        Title: Director

[Signature Page to Amendment No. 2]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Term A Lender and Revolving Lender
By:  /s/ Tony Yung
        Name: Tony Yung
        Title: Executive Director

[Signature Page to Amendment No. 2]

MIZUHO BANK LTD.,
as Revolving Lender

By:  /s/ Tracy Rahn
        Name: Tracy Rahn
        Title: Executive Director

MIZUHO BANK LTD.,
as Term A Lender

By:  /s/ Tracy Rahn
        Name: Tracy Rahn
        Title: Executive Director

[Signature Page to Amendment No. 2]

ING Bank N.V., Dublin Branch,
as a Revolving Lender

By:  /s/ Barry Fehily
        Name: Barry Fehily
        Title: Managing Director

By:  /s/ Sean Hassett
        Name: Sean Hassett
        Title:Director
[Signature Page to Amendment No. 2]

HSBC Bank USA, National Association

as Revolving Lender

By:  /s/ Jaime Mariano
        Name: Jaime Mariano
        Title: Senior Vice President #21440

HSBC Bank USA, National Association

as Term A Lender

By:  /s/ Jaime Mariano
        Name: Jaime Mariano
        Title: Senior Vice President #21440
[Signature Page to Amendment No. 2]

Fifth Third Bank, National Association

as Revolving Lender

By:  /s/ Jose A. Rosado
        Name: Jose A. Rosado
        Title: Senior Vice President

Fifth Third Bank, National Association

as Term A Lender

By:  /s/ Jose A. Rosado
        Name: Jose A. Rosado
        Title: Senior Vice President
[Signature Page to Amendment No. 2]

PT. Bank Negara Indonesia (Perero), Tbk New York Agency,
as a Term A Lender

By:  /s/ Jerry Phillips
        Name: Jerry Phillips
        Title: Relationship Manager

By:  /s/ Aidil Azhar
        Name: Aidil Azhar
        Title: General Manager
[Signature Page to Amendment No. 2]

North Westerly CLO IV 2013 B.V.,
as Term A Lender

By:  /s/ Joanna Nicolaou
        Name: Joanna Nicolau
        Title: Associate Director

By:  /s/ Stuart Pirrie
        Name: Stuart Pirrie
        Title: Director
[Signature Page to Amendment No. 2]

LANDESBANK BADEN-WURTTEMBERG, ACTING THROUGH ITS NEW YORK BRANCH,
as Revolving Lender

By:  /s/ Simone Ehmann
        Name: Simone Ehmann
        Title: Director

By:  /s/ Ralf Enders
        Name: Ralf Enders
        Title: Executive Director

LANDESBANK BADEN-WURTTEMBERG, ACTING THROUGH ITS NEW YORK BRANCH,
as Term A Lender

By:  /s/ Simone Ehmann
        Name: Simone Ehmann
        Title: Director

By:  /s/ Ralf Enders
        Name: Ralf Enders
        Title: Executive Director
[Signature Page to Amendment No. 2]

Credit Industriel et Commercial,
New York Branch,
as Revolving Lender

By:  /s/ Gary Weiss
        Name: Gary Weiss
        Title: Managing Director

By:  /s/ Clifford Abramsky
        Name: Clifford Abramsky
        Title: Managing Director

Credit Industriel et Commercial,
New York Branch,
as Term A Lender

By:  /s/ Gary Weiss
        Name: Gary Weiss
        Title: Managing Director

By:  /s/ Clifford Abramsky
        Name: Clifford Abramsky
        Title: Managing Director
[Signature Page to Amendment No. 2]

TriState Capital Bank,
as Term A Lender

By:  /s/ Ellen Frank
        Name: Ellen Frank
        Title: Senior Vice President

[Signature Page to Amendment No. 2]

First Commercial Bank, Ltd., a Republic of China acting through its Los Angeles Branch as Term A Lender

By:  /s/ Sophia Yu-Shu Cheng
        Name: Sophia Yu-Shu Cheng
        Title: SAVP & Deputy General Manager

[Signature Page to Amendment No. 2]

Taiwan Business Bank, Los Angeles Branch
as Term A Lender

By:  /s/ Cindy Lin
        Name: Cindy Lin
        Title: Deputy General Manage
[Signature Page to Amendment No. 2]

DEUTSCHE BANK AG NEW YORK BRANCH,
as Revolving Lender

By:  /s/ Ming K. Chu
        Name: Ming K. Chu
        Title: Director

By:  /s/ Annie Chung
        Name: Annie Chung
        Title: Director

DEUTSCHE BANK AG NEW YORK BRANCH,
as Term A Lender

By:  /s/ Ming K. Chu
        Name: Ming K. Chu
        Title: Director

By:  /s/ Annie Chung
        Name: Annie Chung
        Title: Director
[Signature Page to Amendment No. 2]

MUFG BANK LTD.,
as Revolving Lender

By:  /s/ Liwei Liu
        Name: Liwei Liu
        Title: Vice President

MUFG BANK LTD.,
as Term A Lender

By:  /s/ Liwei Liu
        Name: Liwei Liu
        Title: Vice President
[Signature Page to Amendment No. 2]

Santander Bank, N.A.
as Revolving Lender

By:  /s/Carolina Gutierrez
        Name: Carolina Gutierrez
        Title: Vice President

By:  /s/Zara Kamal
        Name: Zara Kamal
        Title: Vice President

Santander Bank, N.A.,
as Term A Lender

By:  /s/Carolina Gutierrez
        Name: Carolina Gutierrez
        Title: Vice President

By:  /s/Zara Kamal
        Name: Zara Kamal
        Title: Vice President
[Signature Page to Amendment No. 2]

TD BANK N.A.,
as Revolving Lender

By:  /s/ Matt Waszmer
        Name: Matt Waszmer
        Title: Senior Vice President

TD BANK N.A.,
as Term A Lender

By:  /s/ Matt Waszmer
        Name: Matt Waszmer
        Title: Senior Vice President
[Signature Page to Amendment No. 2]

UNICREDIT BANK AG, NEW YORK BRANCH,
as Revolving Lender

By:  /s/Fabio Della Malva
        Name: Fabio Della Malva
        Title: Managing Director

By:  /s/Laura Shelmerdine
Name: Laura Shelmerdine
Title: Associate Director
UNICREDIT BANK AG, NEW YORK BRANCH

By:  /s/Fabio Della Malva
        Name: Fabio Della Malva
        Title: Managing Director

By:  /s/Laura Shelmerdine
Name: Laura Shelmerdine
Title: Associate Director
[Signature Page to Amendment No. 2]

ZAIS CLO 1, Limited
As Term A Lender

By:  /s/John Veidis
        Name: John Veidis
        Title: Director

[Signature Page to Amendment No. 2]

ZAIS CLO 3, Limited
As Term A Lender

By:  /s/John Veidis
        Name: John Veidis
        Title: Director

[Signature Page to Amendment No. 2]

ZAIS CLO 5, Limited
As Term A Lender

By:  /s/John Veidis
        Name: John Veidis
        Title: Director
[Signature Page to Amendment No. 2]

ZAIS CLO 7, Limited
As Term A Lender

By:  /s/John Veidis
        Name: John Veidis
        Title: Director
[Signature Page to Amendment No. 2]

ZAIS CLO 8, Limited
As Term A Lender

By:  /s/John Veidis
        Name: John Veidis
        Title: Director
[Signature Page to Amendment No. 2]

HSBC BANK AUSTRALIA LIMITED
as a Term A Lender

By:  /s/ Nadia Ladak
        Name: Nadia Ladak
        Title: Power-of-Attorney/Country Head of  International Subsidiaries

[Signature Page to Amendment No. 2]

BARINGS CLO LTD. 2013-I,
as a Term A Lender
By Barings LLC as Collateral Manager

By:  /s/ Jeffrey Stuart
        Name: Jeffrey Stuart
        Title: Director

[Signature Page to Amendment No. 2]

SUMITOMO MITSUI BANKING CORPORATION
as Revolving Lender

By:  /s/ Katie Lee
        Name: Katie Lee
        Title: Director

SUMITOMO MITSUI BANKING CORPORATION
as Term A Lender

By:  /s/ Katie Lee
        Name: Katie Lee
        Title: Director
[Signature Page to Amendment No. 2]

M&G Conservative European Loan Fund Limited
as a Term A Lender

By:  /s/ Aditi Rao
        Name: Aditi Rao
        Title: Authorised Signatory

[Signature Page to Amendment No. 2]

Citibank, N.A.,
as Revolving Lender

By:  /s/ Bob Kane
        Name: Bob Kane
        Title: Managing Director

Citibank, N.A.,
as Term A Lender

By:  /s/ Bob Kane
        Name: Bob Kane
        Title: Managing Director

[Signature Page to Amendment No. 2]

INTESA SANPAOLO S.p.A., New York Branch,
as Revolving Lender

By:  /s/ Alessandro Toigo
        Name: Alessandro Toigo
        Title: Head of Corporate Desk

By:  /s/Anne Culver
        Name: Anne Culver
        Title: Relationship Manager

INTESA SANPAOLO S.p.A., New York Branch,
as a Revolving Lender and a Term A Lender

By:  /s/ Alessandro Toigo
        Name: Alessandro Toigo
        Title: Head of Corporate Desk

By:  /s/Anne Culver
        Name: Anne Culver
        Title: Relationship Manager
[Signature Page to Amendment No. 2]

Z Capital Credit Partners CLO 2015-1 Ltd,
as Term A Lender

By: Z Capital CLO Management L.L.C., its Portfolio Manager

By:  /s/ Mark Punda
        Name: Mark Punda
        Title: Authorized Person

[Signature Page to Amendment No. 2]

ING BANK, A BRANCH OF ING-DiBa AG,
as a Term A Lender

By:  /s/ W. Jansen
        Name: Wouter Jansen
        Title:  Director

By:  /s/ Mariusz Lyp
        Name: Mariusz Lyp
        Title: Credit Risk Management
[Signature Page to Amendment No. 2]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Revolving Lender

By:  /s/ Gordon Yip
        Name: Gordon Yip
        Title:  Director

By:  /s/ Jill Wong
        Name: Jill Wong
        Title: Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Term A Lender

By:  /s/ Gordon Yip
        Name: Gordon Yip
        Title:  Director

By:  /s/ Jill Wong
        Name: Jill Wong
        Title: Director

[Signature Page to Amendment No. 2]

CQS Credit Multi Asset Fund, a sub-fund of CQS Global Funds (Ireland) plc, as Term A Lender

By:  /s/Sarah Higgins
Name: Sarah Higgins
        Title: Authorised Signatory

[Signature Page to Amendment No. 2]

VIRTUS SEIX FLOATING RATE HIGH INCOME FUND,
as Term A Lender

By: Seix Investment Advisors LLC, as Subadviser

By:  /s/ Deirdre A. Dillon
        Name: Deirdre A. Dillon, Esq
        Title:  Chief Compliance Officer

[Signature Page to Amendment No. 2]

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.
NEW YORK BRANCH,
as a Revolving Lender/Term A Lender

By:  /s/ Cara Younger
        Name: Cara Younger
        Title: Executive Director
By:  /s/ Miriam Trautman
        Name: Miriam Trautman
        Title: Senior Vice President
[Signature Page to Amendment No. 2]

Elevation CLO 2015-4, Ltd,
as Term A Lender

By:  /s/ Sanjai Bhonsle
        Name: Sanjai Bhonsle
        Title: Partner, Portfolio Manager

[Signature Page to Amendment No. 2]

Bank of America, N.A.,
as Revolving Lender

By:  /s/ Casey Cosgrove
        Name: Casey Cosgrove
        Title: Director

Bank of America, N.A.,
as Term A Lender

By:  /s/ Casey Cosgrove
        Name: Casey Cosgrove
        Title: Director
[Signature Page to Amendment No. 2]

Bank of Montreal,
as Revolving Lender

By:  /s/ Tom Woolgar
Name: Tom Woolgar
        Title: Managing Director

By:  /s/ Scott Matthews
Name: Scott Matthews
        Title: Managing Director
[Signature Page to Amendment No. 2]

Bank of Montreal,
as Revolving Lender

By:  /s/ Joan Murphy
Name: Joan Murphey
        Title: Managing Director

Bank of Montreal,
as Term A Lender

By:  /s/ Joan Murphy
Name: Joan Murphey
        Title: Managing Director
[Signature Page to Amendment No. 2]

Landesbank Hessen-Thuringen Girozentrale
as Revolving Lender

By:  /s/ Bjorn Abels
Name: Bjorn Abels
        Title: Executive Director

By:  /s/ Klaus Schuler
Name: Klaus Schuler
        Title: Managing Director

Landesbank Hessen-Thuringen Girozentrale
as Term A Lender

By:  /s/ Bjorn Abels
Name: Bjorn Abels
        Title: Executive Director

By:  /s/ Klaus Schuler
Name: Klaus Schuler
        Title: Managing Director

[Signature Page to Amendment No. 2]

AMMC CLO 15, Limited as Term A Lender

By: American Money Management Corp, as Collateral Manager

By:  /s/ David P. Meyer
Name: David P. Meyer
        Title: Senior Vice President

[Signature Page to Amendment No. 2]

Morgan Stanley Bank International Limited
As Term A Lender

By:  /s/ Robbie Dunsmore
Name: Robbie Dunsmore
        Title: Authorised Signatory

[Signature Page to Amendment No. 2]

EXECUTED by
BARINGS EURO CLO 2014-1 B.V.
acting by its Collateral Manager
BARINGS (U.K.) LIMITED

As a Term A Lender
acting by its authorised signatory

By:  /s/ Stuart Mathieson
Name: Stuart Mathieson
        Title: Authorised Signatory

EXECUTED by
BARINGS EURO CLO 2014-2 B.V.
acting by its Collateral Manager
BARINGS (U.K.) LIMITED

As a Term A Lender
acting by its authorised signatory

By:  /s/ Stuart Mathieson
Name: Stuart Mathieson
        Title: Authorised Signatory

EXECUTED by
BARINGS EURO CLO 2019-1DAC
acting by its Collateral Manager
BARINGS (U.K.) LIMITED

As a Term A Lender
acting by its authorised signatory

By:  /s/ Stuart Mathieson
Name: Stuart Mathieson
        Title: Authorised Signatory

[Signature Page to Amendment No. 2]

EXECUTED by
BARINGS EURO CLO 2018-3 B.V.
acting by its Collateral Manager
BARINGS (U.K.) LIMITED

As a Term A Lender
acting by its authorised signatory

By:  /s/ Stuart Mathieson
Name: Stuart Mathieson
        Title: Authorised Signatory

EXECUTED by
BARINGS EURO CLO 2016-1 B.V.
acting by its Collateral Manager
BARINGS (U.K.) LIMITED

As a Term A Lender
acting by its authorised signatory

By:  /s/ Stuart Mathieson
Name: Stuart Mathieson
        Title: Authorised Signatory

EXECUTED by
BARINGS EURO CLO 2017-1 B.V.
acting by its Collateral Manager
BARINGS (U.K.) LIMITED

As a Term A Lender
acting by its authorised signatory

By:  /s/ Stuart Mathieson
Name: Stuart Mathieson
        Title: Authorised Signatory
[Signature Page to Amendment No. 2]

EXECUTED by
BARINGS EURO CLO 2018-2 B.V.
acting by its Collateral Manager
BARINGS (U.K.) LIMITED

As a Term A Lender
acting by its authorised signatory

By:  /s/ Stuart Mathieson
Name: Stuart Mathieson
        Title: Authorised Signatory

BARINGS EURO CLO 2019-2 B.V.
acting by its Collateral Manager
BARINGS (U.K.) LIMITED

As a Term A Lender
acting by its authorised signatory

By:  /s/ Stuart Mathieson
Name: Stuart Mathieson
        Title: Authorised Signatory

EXECUTED by
BARINGS EURO CLO 2018-1 B.V.
acting by its Collateral Manager
BARINGS (U.K.) LIMITED

As a Term A Lender
acting by its authorised signatory

By:  /s/ Stuart Mathieson
Name: Stuart Mathieson
        Title: Authorised Signatory
[Signature Page to Amendment No. 2]